Exhibit 99.1

EMCORE Corporation Enters Into Cooperation Agreement with Bradley L. Radoff

Appoints Cletus C. Glasener and Jeffrey J. Roncka to its Board of Directors

Appoints Cletus C. Glasener as Chairman of the Board

Amends and Reconstitutes Strategy and Alternatives Committee

ALHAMBRA, CA, January 11, 2024 (GLOBE NEWSWIRE) – EMCORE Corporation (NASDAQ: EMKR) (“EMCORE” or the “Company”), the world’s largest independent provider of inertial navigation solutions to the aerospace and defense industry, today announced that it has entered into a cooperation agreement (the “Cooperation Agreement”) with Bradley L. Radoff and certain of his affiliates (“Radoff”), pursuant to which Cletus C. Glasener and Jeffrey J. Roncka were appointed to the Company’s board of directors (the “Board”) effective immediately. The Company also announced that Chairman Stephen L. Domenik has stepped down from the Board and the size of the Board was increased to six effective immediately to facilitate the appointment of the new Board members. Pursuant to the Cooperation Agreement, Mr. Glasener was appointed as Chairman of the Board.

Pursuant to the Cooperation Agreement, EMCORE has also agreed to amend and restate the charter for the Strategy and Alternatives Committee of the Board (the “Strategy and Alternatives Committee”) to include the oversight and completion of a business review of the Company’s operational performance, cost structure, and portfolio composition, as well as to explore all value creation levers available to the Company. The composition of the Strategy and Alternatives Committee will be reconstituted to consist of the independent directors of the Board and Mr. Roncka will serve as the Chair.

Jeffrey Rittichier, EMCORE’s President, CEO and Board member, stated, “We are excited to welcome Cletus and Jeff to our Board, as we plan for the future growth of the Company. Their deep industry experience, leadership expertise, and diverse skills will add valuable insight to our Board as we focus on achieving our business objectives. On behalf of the entire Board, I also want to extend our appreciation to Steve Domenik for his many years of service to the Company.” Mr. Domenik’s term as a director of the Company was set to expire at the 2024 Annual Meeting due to the Company’s director service term limits, and Mr. Domenik agreed to retire early from the Board to facilitate the execution of the Cooperation Agreement.

Mr. Radoff added, “I am pleased to have worked quickly and efficiently with the Board to reach a constructive agreement for the benefit of all stockholders. Cletus and Jeff bring tremendous industry experience, and will be valuable additions to the Board in helping the Company achieve its potential.”

Messrs. Glasener and Roncka will stand for election at EMCORE’s upcoming annual meeting. The full Cooperation Agreement with Radoff will be filed on Form 8-K with the U.S. Securities and Exchange Commission.

New Director Biographies

Mr. Glasener is a seasoned c-level executive with over 30 years of experience within the aerospace, defense, technology and security industries. He currently serves as the Chief Financial Officer of Leonardo US Corporation, a subsidiary of Leonardo S.p.A. and previously served as the Chief Financial Officer of Elbit Systems of America for over 13 years. Prior to Elbit, Mr. Glasener held executive and senior positions at L-3 Technologies, Inc. and Collins Industries, Inc. Earlier in his career, Mr. Glasener served for over 20 years in roles of increasing seniority at Vought Aircraft Industries, Inc. He received an M.B.A. from the University of Missouri-St. Louis and a B.A. in Economics from Washington University in St. Louis. Mr. Glasener is a Certified Public Accountant, Certified Management Accountant and Chartered Global Management Accountant. He is also certified in Financial Management.

Mr. Roncka is an experienced senior strategist and industry expert in the global defense, aerospace, and government services markets. Mr. Roncka serves as the President and Founder of Sabot Advisors, LLC, an advisory firm focused on the global defense, intelligence, government services, banking, finance and related technology sectors. Previously, Mr. Roncka served as Head of Corporate Strategy for Booz Allen Hamilton Inc. and as a Senior Strategy Consultant to Booz Allen through MBO Professional Services, Inc. Prior to Booz Allen, Mr. Roncka held senior positions at various defense and consulting firms, including Renaissance Strategic Advisors II, LLC, CRA Industries, Inc. and Global Technology Partners LLC. Mr. Roncka began his career as an Industrial and Financial Analyst at the Office of the Secretary of Defense for the United States Department of Defense. Mr. Roncka received an M.A. in National Security Studies from The George Washington University and an A.B. in Modern European History, magna cum laude, from Harvard University.

About EMCORE

EMCORE Corporation is a leading provider of inertial navigation products for the aerospace and defense markets. We leverage industry-leading Photonic Integrated Chip (PIC), Quartz MEMS, and Lithium Niobate chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its facilities in Alhambra, CA, Budd Lake, NJ, Concord, CA, and Tinley Park, IL. Our manufacturing facilities all maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facilities in Alhambra, Budd Lake, and Concord. For further information about EMCORE, please visit https://www.emcore.com.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, statements about the Company’s plans for future growth and the anticipated benefits of the appointment of Cletus Glasener and Jeffrey Roncka to the Company’s Board of Directors.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, future growth, enhancements or technologies, sales levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) risks related to the integration of two new directors into the Board of Directors; (b) disruptions to our operations as a result of our restructuring activities; (c) costs and expenses incurred in connection with restructuring activities and anticipated operational cost savings arising from the restructuring actions; (d) the effects of personnel losses; (e) risks related to the sale of our Broadband and defense optoelectronics businesses, including without limitation (i) the failure to fully realize the anticipated benefits of such transaction, (ii) third party costs incurred by the Company related to any such transaction, (iii) risks associated with liabilities related to the transaction that were retained by the Company, and (iv) risks and uncertainties related to the transfer to the buyer of our manufacturing support and engineering center in China; (f) risks related to shutdown or potential sale of our Chips business and wafer fabrication facility, including without limitation (i) the failure to successfully negotiate or execute definitive transaction agreements, (ii) termination of any definitive agreement prior to closing, (iii) failure to achieve any anticipated proceeds from any such sale or to fully realize the anticipated benefits of such a transaction, even if the potential transaction occurs, (iv) diversion of management’s time and attention from our remaining businesses to the sale of such businesses, (v) third party costs incurred by the Company related to any such transaction, and (vi) risks associated with any liabilities related to the transaction or any such assets or business that are retained by the Company in any sale transaction; (g) rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (h) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (i) delays and other difficulties in commercializing new products; (j) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (k) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (l) actions by competitors; (m) risks and uncertainties related to the outcome of legal proceedings; (n) risks and uncertainties related to applicable laws and regulations; (o) acquisition-related risks, including that (i) the revenues and net operating results obtained from our recent acquisitions may not meet our expectations, (ii) the costs and cash expenditures for integration of our recent acquisitions may be higher than expected, (iii) we may not recognize the anticipated synergies from our recent acquisitions, (iv) there could be losses and liabilities arising from these acquisitions that we will not be able to recover from any source, and (v) we may not realize sufficient scale from these acquisitions and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives; (p) the effect of component shortages and any alternatives thereto; (q) risks and uncertainties related to manufacturing and production capacity; (r) risks related to the conversion of order backlog into product revenue; and (s) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

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Contact:

EMCORE Corporation
Tom Minichiello
(626) 293-3400
investor@emcore.com